UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2012, Kindred Healthcare, Inc. (the “Company”) entered into (1) an amendment (the “Revolving Credit Facility Amendment”) to its ABL Credit Agreement dated as of June 1, 2011 among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (“JPM”), and the Lenders party thereto (the “Revolving Credit Facility”); and (2) an amendment (the “Term Loan Facility Amendment”) to its Term Loan Credit Agreement dated as of June 1, 2011 among the Company, JPM, as Administrative Agent and Collateral Agent, and the Lenders party thereto (the “Term Loan Facility”).

The Revolving Credit Facility Amendment increases the borrowing capacity under the Revolving Credit Facility by $100 million. In addition, the Revolving Credit Facility Amendment expands the accounts receivable borrowing base to include eligible accounts owed by natural persons or that have otherwise not been paid within 180 days of the invoice date.

The Term Loan Facility Amendment increases the amount of term loans under the Term Loan Facility by $100 million. The Term Loan Facility Amendment also provides for a 2.5% fee payable to the Lenders party thereto as compensation for such additional loaned amount. The net proceeds from the expansion of the Term Loan Facility were used to reduce the Company’s borrowings under the Revolving Credit Facility.

Copies of the Revolving Credit Facility Amendment and the Term Loan Facility Amendment are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 7.01. Regulation FD Disclosure.

Incorporated by reference is a press release issued by the Company on October 4, 2012, which is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section.

Item 9.01.

(d)	Exhibits

	Exhibit 10.1	Amendment No. 1 to the ABL Credit Agreement dated as of October 4, 2012, by and among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, each Incremental Lender and each of the other Lenders and Credit Parties thereto.

	Exhibit 10.2	Incremental Amendment No. 1 to the Term Loan Credit Agreement dated as of October 4, 2012, by and among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, each Incremental Term Lender and each of the other Credit Parties thereto.

	Exhibit 99.1	Press release dated October 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 5, 2012	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Co-General Counsel and Corporate Secretary